The American Trust Allegiance Fund

Supplement dated March 1, 2023 to the Prospectus
dated June 28, 2022, as supplemented

As of March 1, 2023, American Trust Investment Advisors, LLC (the “Adviser”), the investment adviser to the American Trust Allegiance Fund (the “Fund”), has contractually agreed to an amended operating expenses limitation agreement reducing the operating expense limit from 1.39% to 1.29% of average daily net assets.

The Fees and Expenses table and Expense Example on page 1 of the Prospectus are deleted and replaced with the following:

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Other Expenses	0.94%
Total Annual Fund Operating Expenses(1)	1.89%
Less: Fee Waiver	-0.60%
Total Annual Fund Operating Expenses After Fee Waiver	1.29%

(1)    American Trust Investment Advisors, LLC (the “Advisor”) has contractually agreed to waive a portion or all of its management fee and pay Fund expenses to ensure that Total Annual Fund Operating Expenses After Fee Waiver (excluding AFFE, taxes, interest expense, and extraordinary expenses) do not exceed 1.29% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least June 27, 2024, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$536	$966	$2,163

Please retain this Supplement with your Prospectus for future reference.